Variflex Variable Annuity Application Individual Flexible Purchase Payment Deferred Variable Annuity Issued by Security Benefit Life Insurance Company Questions? Call our National Service Center at 1-800-888-2461. One Security Benefit Place | Topeka, KS 66636-0001 1. Choose Type of Annuity Contract Select the Qualification: ï,™ Non-Qualified ï,™ 403(b) TSA ï,™ Roth 403(b) TSA ï,™ Traditional IRA ï,™ Roth IRA ï,™ 401(a) ï,™ 401(k) ï,™ Roth 401(k) ï,™ 457 ï,™ SEP-IRA ï,™ SIMPLE IRA Initial Contribution $ For IRAs only: Current Year $    Prior Year $    Rollover $    2. Provide Contractowner Information Name of Contractowner                 ï,™ Male ï,™ Female First                MI Last                Mailing Address                Street Address                City                State    Zip Code                Residential Address                (if different from mailing address)                Street Address                City                State    Zip Code                Social Security Number/Tax I.D. Number                Date of Birth                (mm/dd/yyyy)                Daytime Phone Number                Home Phone Number    Email Address    3. Provide Joint Owner Information Name of Joint Owner                 ï,™ Male ï,™ Female First                MI Last                 Mailing Address                Street Address                City                State    Zip Code                Residential Address                (if different from mailing address)                Street Address                City                State    Zip Code                Social Security Number/Tax I.D. Number                Date of Birth                (mm/dd/yyyy)                Daytime Phone Number                Home Phone Number    Continued on Next Page ï,„ ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (1 of 7)

4. Provide Annuitant Information ï,£ Same as Owner Name of Annuitant                 ï,™ Male ï,™ Female First                MI Last                 Mailing Address                Street Address                City                State    Zip Code                Residential Address                (if different from mailing address)                Street Address                City                State    Zip Code                Social Security Number/Tax I.D. Number                Date of Birth                (mm/dd/yyyy)                Daytime Phone Number                Home Phone Number    Email Address    5. Provide Primary and Secondary Beneficiary(ies) For additional Primary Beneficiaries, please attach a separate list to the end of this application.    (must be whole numbers and total 100%) Primary Beneficiary Name Address (city, state, zip) Phone No. Social Security DOB Relationship to % of No. (mm/dd/yyyy) Contract Annuitant Benefit 1 2 3 For additional Secondary Beneficiaries, please attach a separate list to the end of this application. (must be whole numbers and total 100%) Secondary Beneficiary Address (city, state, zip) Phone No. Social Security DOB Relationship to % of Name No. (mm/dd/yyyy) Contract Annuitant Benefit 1 2 3 ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (2 of 7)

6. Provide Replacement Information Do you currently have any existing annuity or insurance policies?    ï,™ Yes    ï,™ No Does this proposed contract replace or change any existing annuity or insurance policy?    ï,™ Yes    ï,™ No If Yes, please list the company and policy number. Company Name                Policy Number    Company Name                Policy Number    Company Name                Policy Number    Company Name                Policy Number    7. Indicate Investment Directions Please indicate your investment preferences below. Please use whole percentages totaling 100%.    % American Century VP Ultra® % Guggenheim VIF StylePlus    % Invesco V.I. Main Street    % American Century VP Value Large Growth Mid Cap Fund®    % Guggenheim VIF StylePlus % Invesco V.I. Main Street    % BNY Mellon IP                Technology Growth Mid Growth Small Cap Fund® % ClearBridge Variable    % Guggenheim VIF StylePlus    % MFS® VIT II Research Aggressive Growth Small Growth International % ClearBridge Variable    % Guggenheim VIF    % MFS® VIT Total Return Small Cap Growth Total Return Bond % MFS® VIT Utilities % Guggenheim VIF World    % Guggenheim VIF    % Neuberger Berman    All Cap Value Equity Income AMT Sustainable Equity % Guggenheim VIF Alpha % Invesco V.I. American Value % PIMCO VIT All Asset Opportunity % Invesco V.I. Comstock % PIMCO VIT    % Guggenheim VIF High Yield % Invesco V.I. Discovery CommodityRealReturn    Mid Cap Growth Strategy % Guggenheim VIF    Large Cap Value % Invesco V.I. Equity    % PIMCO VIT International and Income Bond Portfolio    % Guggenheim VIF    Long Short Equity % Invesco V.I. Global (U.S. Dollar-Hedged) Real Estate % PIMCO VIT Low Duration    % Guggenheim VIF Managed    Asset Allocation % Invesco V.I. Government % PIMCO VIT Real Return Money Market    % Guggenheim VIF    % Royce Micro-Cap Small Cap Value % Invesco V.I. Government    % Fixed Account % Guggenheim VIF Securities    Must Total 100% SMid Cap Value % Invesco V.I. Health Care % Guggenheim VIF StylePlus % Invesco V.I. International Large Core Growth Continued on Next Page ï,„ ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (3 of 7)

8. Salary Information Please complete this section ONLY if you are contributing through salary reduction and/or deduction. Contribution Amount (select all that apply):    Pre-tax Qualified Contribution of $ per year or % per pay period.    After-tax Roth Contribution of $ per year or % per pay period. Beginning: Please skip the following month(s): Date (mm/dd/yyyy)                Will your employer match contributions?    Yes    No Employer Name    Mailing Address                Street Address                City                State    Zip Code                Billing Statement Address                (if different from above) Street Address                City                State    Zip Code                9. Set Up Electronic Privileges Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner. You must select one of the options below.    I do authorize electronic privileges.    I do NOT authorize electronic privileges. 10. Statement of Understanding I have been given a current summary prospectus or a current statutory prospectus that describes the Contract for which I am applying. I understand that annuity payments and withdrawal values, if any, when based on the investment experience of the Investment Options are variable and dollar amounts are not guaranteed and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account. If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer’s Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid. In the event my application or other documents required for issuing the annuity contract are not in good order (meaning the company is unable to process it and apply my purchase payment) and cannot be made in good order within 5 valuation days of receipt of the initial purchase payment at the Home Office, I authorize Security Benefit Life Insurance Company to retain the purchase payment until the application and other required documents are complete, or until further notification from me. I understand that if the application or other required documents are not completed within 30 days, the initial purchase payment will be returned.    Check this box to receive a Statement of Additional Information. Continued on Next Page    ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (4 of 7)

11. Incentives and Other Considerations Have you or the annuitant been offered any cash incentive or other consideration (such as free insurance) as an inducement to apply for this annuity contract?    Yes    No Does the owner have an insurable interest in the annuitant?    Yes    No (Would the owner suffer a significant financial loss upon the death of the annuitant?) 12. Provide Signature I have read the applicable fraud disclosure. Tax Identification Number Certification Instructions: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number. Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (as defined in the IRS Form W-9 instructions). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. I have read the application and all statements and answers as they pertain to me, and these statements and answers are true and complete to the best of my knowledge and belief. X                Signature of Owner                Date (mm/dd/yyyy)    (You must include your designation if signing as a trustee, executor, custodian, guardian, or attorney-in-fact.)                Signed at (City/State)                X                Signature of Joint Owner                Date (mm/dd/yyyy)    (You must include your designation if signing as a trustee, executor, custodian, guardian, or attorney-in-fact.) For non-natural person owned applications only: If multiple authorized persons are listed on the Trust or Entity Certification Form, and those persons cannot act independently or must act jointly then all listed authorized persons must sign the application.    X                Authorized Person’s Signature                Designation                Date (mm/dd/yyyy)                X                Authorized Person’s Signature                Designation                Date (mm/dd/yyyy)                X                Authorized Person’s Signature                Designation                Date (mm/dd/yyyy)                Continued on Next Page    ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (5 of 7)

Registered Representative/Dealer Information To the best of your knowledge, does the applicant currently have any existing life insurance policies or annuity contracts?    Yes    No If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave the applicant a copy of any written material presented to the applicant.) Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?    No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable insurance department regulations.    Yes. If Yes, please comment below. I have complied with the requirements for disclosure and/or replacements. Comments:    THE FOLLOWING REPRESENTATIONS, WARRANTIES, AND CERTIFICATIONS APPLY WITH RESPECT TO THE PURCHASE OF AN ANNUITY WITH THE ASSETS OF A PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), INCLUDING A ROLLOVER FROM SUCH PLAN TO AN INDIVIDUAL RETIREMENT ACCOUNT DESCRIBED IN INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), SECTION 4975(e)(1)(B) THROUGH (F) (“IRA”), OR A ROLLOVER FROM ONE IRA TO ANOTHER IRA, PURSUANT TO THE PROVISION OF FIDUCIARY INVESTMENT ADVICE AS DEFINED IN ERISA SECTION 3(21)(A)(iii), CODE SECTION 4975(e)(3)(B), AND GUIDANCE ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR By signing below, I represent, warrant, and certify to Security Benefit that I have complied with the United States Department of Labor’s Prohibited Transaction Exemption (PTE) 2020-02, in connection with the Applicant’s purchase. Without limiting the generality of the foregoing, I represent, warrant, and certify to Security Benefit that I: (1) acted in accordance with the “Impartial Conduct Standards,” including:    a. the investment advice I provided regarding the annuity was in the Applicant’s best interest;    b. the combined total of all fees I have received and will receive for my services does not exceed reasonable compensation within the meaning of ERISA Section 408(b)(2) and Section 4975(d)(2) of the Code; and    c. I made no materially misleading statements to the Applicant with respect to the recommended transaction and other relevant matters. (2) made the following written disclosures to the Applicant:    a. an acknowledgment that I (and my supervising financial institution) am a fiduciary for purposes of ERISA and Section 4975 of the Code;    b. a description of the services to be provided and my and my financial institution’s material conflicts of interests, that is accurate and not misleading in any material respect; and    c. Effective July 1, 2022 or as otherwise mandated by the United States Department of Labor, if my advice involved a rollover recommendation, documentation of the specific reasons for that recommendation. (3) am not ineligible to rely on PTE 2020-02; and (4) am in compliance with all applicable conditions of PTE 2020-02. Additionally, I acknowledge that neither Security Benefit nor any of its affiliates is a fiduciary with respect to the Applicant’s purchase. Print Name of Representative    X                Signature of Representative                Date (mm/dd/yyyy)                 Address                Street Address                City                State    Zip Code                Daytime Phone Number                Email Address    Representative License I.D. Number    Print Name of Broker/Dealer    Continued on Next Page    ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (6 of 7)

Fraud Disclosure Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.    Important Information About Procedures for Opening a New Account To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Mailing Instructions Check should be made payable to: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497 Mail to: For expedited or overnight delivery: Security Benefit Life Insurance Company Security Benefit P.O. Box 750497 Mail Zone 497 Topeka, Kansas 66675-0497 One Security Benefit Place Fax to: 785.368.1772 Topeka, Kansas 66636-0001 Visit us online at SecurityBenefit.com ICC21 V7585 (01-22)                IIPRC Variflex 15-68103-IC | 2022/01/31 (7 of 7)

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